UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2019

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Lake Robbins Drive, Suite 250 The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 675-2421

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIBT	NASDAQ Capital Market

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2019, the shareholders of RiceBran Technologies (“RBT”) approved an amendment to RBT’s Articles of Incorporation increasing the authorized number of shares of common stock from 50,000,000 to 100,000,000.

A copy of the Certificate of Amendment to RBT’s Articles of Incorporation, as filed with the Secretary of State of California on June 24, 2019, is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

RBT’s Annual Meeting of Shareholders was held on June 19, 2019.  At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below.

1.	Election of seven (7) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Brent R. Rystrom	16,647,975	135,341	8,104,695
Brent Rosenthal	16,317,408	465,908	8,104,695
Beth Bronner	16,328,998	454,318	8,104,695
David I. Chemerow	16,555,302	228,014	8,104,695
Ari Gendason	16,501,048	282,268	8,104,695
David Goldman	16,251,815	531,501	8,104,695
Baruch Halpern	16,449,346	333,970	8,104,695

Each director nominee was elected a director of RBT.

2.	Approval of an amendment to RBT’s articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000:

Votes For	Votes Against	Abstained	Broker Non-Votes
22,814,002	1,798,383	275,621	0

This proposal was approved.

3.	Approval, pursuant to Nasdaq Listing Rule 5635(b), of the potential issuance of shares of common stock to Continental Grain Company:

Votes For	Votes Against	Abstained	Broker Non-Votes
23,162,651	1,467,701	257,653	0

This proposal was approved.

4.	Approval, on a nonbinding advisory basis, of the compensation of RBT’s named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
15,148,027	1,451,769	183,520	8,104,695

This proposal was approved.

5.	Vote, on an advisory basis, on the frequency of holding an advisory vote on compensation of RBT’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstained	Broker Non-Votes
15,780,368	241,677	654,741	106,530	8,104,695

The shareholders of RBT voted for holding an advisory vote on compensation of RBT’s named executive officers once per year.

6.	Ratification of appointment of RSM US LLP as RBT’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstained	Broker Non-Votes
24,636,895	145,087	106,029	0

This proposal was approved.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to RBT’s Articles of Incorporation, as filed with the Secretary of State of California on June 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 24, 2019	By:	/s/ Brent Rystrom

Brent Rystrom
Chief Executive Officer
(Duly Authorized Officer)